UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2021 (March 9, 2021)

Forest Road Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-40181	86-1376005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 Avenue of the Americas, 5th Floor

New York, New York 10036

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 310-3722

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	FRXB.U	The New York Stock Exchange

Class A common stock, par value $0.0001 per share	FRXB	The New York Stock Exchange

Redeemable warrants, each exercisable for one share of Class A common stock for $11.50 per share	FRXB WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 12, 2021, Forest Road Acquisition Corp. II (the “Company”) consummated its initial public offering (the “IPO”) of 35,000,000 units (the “Units”), which included 4,500,000 units issued pursuant to the partial exercise by the underwriters of their over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-fifth of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $350,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statements on Form S-1 (File Nos. 333-253274 and 333-254065) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 18, 2021 and on March 9, 2021, respectively (as amended, the “Registration Statements”):

●	An Underwriting Agreement (the “Underwriting Agreement”), dated March 9, 2021, by and between the Company and Morgan Stanley & Co. LLC, as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated March 9, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated March 9, 2021, by and among the Company, its officers, its directors and the Company’s sponsor, Forest Road Acquisition Sponsor II LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated March 9, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated March 9, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated March 9, 2021 (the “Warrant Subscription Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated March 9, 2021, by and between the Company and The Forest Road Company, LLC, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Warrant Subscription Agreement, the Company completed the private sale of an aggregate of 6,000,000 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $9,000,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statements. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On March 9, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statements and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $350,000,000, comprised of $343,000,000 of the proceeds from the IPO (which amount includes $12,250,000 of the underwriters’ deferred discount) and $7,000,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if the Company is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation to modify the substance or timing of the Company’s obligation to offer redemption rights in connection with any proposed initial business combination or to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to stockholders’ rights (including redemption rights) or pre-initial business combination activity.

In addition, the 8,768,750 shares of Class B common stock of the Company (the “Founder Shares”) held by the Sponsor (prior to the exercise of the over-allotment) included an aggregate of up to 1,143,750 Founder Shares subject to forfeiture by the Sponsor to the extent that the underwriter’s over-allotment option was not exercised in full, so that the Sponsor would own 20% of the issued and outstanding shares of all classes of common stock of the Company. Since the underwriter exercised the over-allotment option in part and purchased 4,500,000 of the total possible 4,575,000 over-allotment units, the Sponsor forfeited 18,750 Founder Shares on March 12, 2021. The Founder Shares forfeited by the Sponsor were cancelled by the Company.

On March 9, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On March 12, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 9, 2021, by and between the Company and Morgan Stanley & Co. LLC, as representative of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated March 9, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated March 9, 2021, by and among the Company, its officers, its directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated March 9, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated March 9, 2021, by and between the Company and the Sponsor.

10.4	Private Placement Warrants Purchase Agreement, dated March 9, 2021, by and between the Company and the Sponsor.

10.5	Administrative Services Agreement, dated March 9, 2021, by and between the Company and The Forest Road Company, LLC.

99.1	Press Release, dated March 9, 2021.

99.2	Press Release, dated March 12, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2021

FOREST ROAD ACQUISITION CORP. II

By:	/s/ Thomas Staggs
Thomas Staggs
Co-Chief Executive Officer

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